UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 2010

Tengion, Inc.
(Exact name of registrant as specified in its charter)

001-34688
(Commission File Number)

Delaware	20-0214813
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

2900 Potshop Lane, Suite 100
East Norriton, PA 19403
(610) 292-8364
 (Address of principal executive offices, with zip code)

(610) 292-8364
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On October 27, 2010, Tengion, Inc. (the “Company”) presented an update on the Company's product development portfolio and upcoming corporate milestones at its Analyst and Investor Meeting.  A copy of the presentation materials are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information referenced in this Current Report on Form 8-K (including Exhibit 99.1 referenced in Item 9.01 below) is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed by the Company pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

   (b) Exhibits.
99.1 Analyst and Investor Meeting Presentation, dated as of October 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENGION, INC.

Date: October 27, 2010	By:	/s/ Joseph W. La Barge
Joseph W. La Barge
Vice President, General Counsel & Secretary

Exhibit Index

Exhibit No.	Description

99.1	Analyst and Investor Meeting Presentation, dated as of October 27, 2010.